                      Oppenheimer Real Asset Fund
                 Supplement dated March 4, 2005 to the
                   Prospectus dated October 25, 2004

      This supplement amends the Prospectus dated October 25, 2004 and is in addition to the supplement dated February 18, 2005.

      The Prospectus is revised to add the following as the third paragraph of the section titled "About the Fund's Investments - The
Fund's Principal Investment Policies and Risks - Swap Transactions" on
page 15:

      The Fund may enter into credit default swaps, both (i) directly and (ii) indirectly in the form of a swap embedded within a structured note to protect against the risk that a debt security will default. The
Fund pays a fee to enter into the trade and receives a fixed payment during the life of the swap. If there is a credit event (for example, the security fails to timely pay interest or principal), the Fund either delivers the defaulted bond (if the Fund has taken the short position in the credit default swap, also known as "buying credit protection") or pays the par amount of the defaulted bond (if the Fund has taken the long position in the credit default swap note, also know as "selling credit protection"). Risks of credit default swaps include the cost of paying for credit protection if there are no credit events, and adverse pricing when purchasing bonds to satisfy its delivery obligation where the Fund took a short position in the swap and there has been a credit event.

March 4, 2005                                                 PS0735.025

Oppenheimer Real Asset Fund
                 Supplement dated March 4, 2005 to the
  Statement of Additional Information dated October 25, 2004, revised
                            February 2, 2005

      This  supplement  amends the Statement of  Additional  Information dated October 25,  2004, revised February 2,  2005 and is in addition to the supplement dated February 18, 2005.

      The  Statement  of  Additional  Information  is revised to add the following  after  the  section  titled  "About  the  Fund  -  Additional
Information About Investment  Policies and Risks - The Fund's Investment
Policies - Swaps" on page 8:

|X|   Credit Derivatives.  The Fund may enter into credit default swaps, both directly  ("unfunded  swaps") and  indirectly in the form of a swap embedded  within a structured  note ("funded  swaps") to protect against the risk that a  security  will  default.  Unfunded  and  funded  credit default  swaps  may  be  on  a  single  security,  or  on  a  basket  of securities.  The Fund pays a fee to enter  into the swap and  receives a fixed  payment  during  the life of the swap.  The Fund may take a short position  in the  credit  default  swap (also  known as  "buying  credit protection"),  or may take a long  position in the credit  default  swap note (also known as "selling credit protection").

      The Fund  would take a short  position  in a credit  default  swap
(the  "unfunded  swap")  against a long  portfolio  position to decrease exposure to specific  high yield  issuers.  If the short credit  default swap is  against a  corporate  issue,  the Fund must own that  corporate issue.  However,  if the short credit default swap is against  sovereign debt, the Fund may own either:  (i) the reference  obligation,  (ii) any sovereign debt of that foreign  country,  or (iii) sovereign debt of any country that the Manager  determines is closely correlated as an inexact bona fide hedge.

      If the Fund takes a short  position in the credit default swap, if there is a credit  event  (including  bankruptcy,  failure to timely pay interest or principal,  or a  restructuring),  the Fund will deliver the defaulted  bonds and the swap  counterparty  will pay the par  amount of the bonds. An associated  risk is adverse pricing when purchasing  bonds to  satisfy  the  delivery  obligation.  If the swap is on a  basket  of securities,  the  notional  amount  of the  swap is  reduced  by the par amount of the defaulted  bond,  and the fixed  payments are then made on the reduced notional amount.

      Taking a long  position  in the credit  default  swap note  (i.e., purchasing  the "funded  swap") would  increase  the Fund's  exposure to specific  high yield  corporate  issuers.  The goal would be to increase liquidity  in that  market  sector via the swap note and its  associated increase  in the number of trading  instruments,  the number and type of market participants, and market capitalization.

      If the Fund  takes a long  position  in the  credit  default  swap note,  if there is a credit  event the Fund  will pay the par  amount of the bonds and the swap  counterparty  will  deliver  the  bonds.  If the swap is on a basket of  securities,  the notional  amount of the swap is reduced by the par amount of the defaulted  bond, and the fixed payments are then made on the reduced notional amount.

      The Fund  will  invest  no more  than 25% of its  total  assets in
"unfunded"  credit  default swaps.  The Fund will limit its  investments in "funded"  credit  default swap notes to no more than 10% of its total assets.

      Other  risks of credit  default  swaps  include the cost of paying
for  credit   protection  if  there  are  no  credit   events,   pricing
transparency   when  assessing  the  cost  of  a  credit  default  swap,
counterparty risk, and the need to fund the delivery  obligation (either cash or the  defaulted  bonds,  depending on whether the Fund is long or short the swap, respectively).

March 4, 2005                                                       PX0735.008